UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2016

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Discovery Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000	Russell 2000	S&P 500 Index
			Growth Index	Index
6-Month	-4.47%	-9.96%	-0.57%	2.02%	8.49%
1-Year	-10.57	-15.71	-11.84	-9.76	1.78
5-Year	7.26	6.00	7.70	7.20	11.58
10-Year	6.64	6.01	6.00	5.26	7.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER DISCOVERY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -4.47% during the reporting period, underperforming the Russell 2000 Growth Index’s (the “Index”) return of -0.57% and the Morningstar Small Growth peer group’s return of -1.58% over the same period. The Fund’s underperformance relative to the Index was largely the result of weaker relative stock selection in the consumer discretionary, industrials and consumer staples sectors. The Fund outperformed the Index within health care and energy, due to stock selection.

The Fund’s Class A shares (without sales charge) ranked in the 44th (318 out of 721 funds), 37th (219 out of 588 funds), and 19th (79 out of 423 funds) Morningstar Small Cap Growth percentiles for the 1-, 5- and 10-year periods ended March 31, 2016, respectively.

MARKET OVERVIEW

The six-month reporting period ended March 31, 2016, was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty over when, or if, the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth all contributed to an environment where investor sentiment swung back and forth like a pendulum. Volatility continued in the first quarter of 2016. Adding to concerns over China’s slowing economy and falling crude oil prices were concerns of slowing global and domestic economic growth. However, later in the quarter, upward revisions in estimated fourth-quarter U.S. economic growth helped the equity markets begin to rebound. The employment picture also brightened, as February’s nonfarm payrolls came in significantly stronger than the previous two months. Equities generally performed positively to close the reporting period in March, with the Fed reassuring investors that it would be cautious further hiking interest rates, forecasting a total of two hikes in 2016 as opposed to four.

FUND REVIEW

During the reporting period, top contributors to performance included Monolithic Power Systems, Inc., MarketAxess Holdings, Inc. and Ellie Mae, Inc. Monolithic Power Systems, a supplier of high performance analog semiconductors to high growth end markets, continued to deliver with solid results and guidance, showcasing the consistent execution and strength of its company-specific growth drivers. The company continued to benefit from new products and new design wins across multiple end markets. MarketAxess Holdings, an operator of an electronic trading platform for a variety

3 OPPENHEIMER DISCOVERY FUND

of fixed-income investments, had a strong reporting period. The company reported fourth quarter financial results in February, as well as market share gains and good monthly trading volumes in the first two months of 2016. It has been benefiting from rising volatility in the bond markets. This remains one of the largest positions in the Fund at period end. Ellie Mae, a provider of software solutions for the mortgage origination industry to help automate and streamline the loan origination process, reported fourth quarter results that beat consensus revenue, earnings before interest, tax, depreciation and amortization (EBITDA) margin and earnings per share (EPS) estimates.

Detractors from performance during the reporting period included DexCom, Inc., Skechers U.S.A., Inc. and Marcus & Millichap, Inc. DexCom is a designer and manufacturer of continuous glucose monitors for diabetics. The company continued to report strong financial results during the period, including revenue growth above 50%. However, fears about a new competitor and a selloff in high valuation stocks caused DexCom to underperform. We reduced our position, but continue to like their long-term growth opportunity. Skechers U.S.A., designer and marketer of lifestyle footwear, reported third quarter results that were below consensus estimates due to a sluggish retail environment and currency headwinds. Marcus & Millichap is a brokerage firm specializing in commercial real estate investment sales, financing, research and advisory services. Marcus & Millichap reported disappointing financial results early in the period which was a meaningful change in trend. Thus we exited our position.

CELEBRATING THE TENTH ANNIVERSARY OF RON ZIBELLI AND THE SMALL- & MID-CAP GROWTH TEAM

We are proud to announce that May 30, 2016, will mark the 10-year anniversary of Ron Zibelli and his team in managing the Fund. Ron leads OppenheimerFunds’ Small- & Mid-Cap Growth team, which has been together since joining the firm 10 years ago. In addition to Ron, the team includes Ash Shah, Justin Livengood, Mary Dugan Sheridan and Ryan Dolan. The level of continuity they’ve displayed is very rare in the investments industry, and underscores the success the team has been able to generate during this time. The team’s investment approach has been consistent throughout their tenure, focusing on investing in high-quality, high growth companies. By seeking to build a portfolio of these premier growth companies and using a finely honed sell discipline to limit downside risk, the team has been able to achieve strong results for our investors.

While the success of the Fund made it necessary to close the Fund to new investors (please refer to the Fund’s prospectus for additional details), the team continues to manage the Oppenheimer Discovery Mid Cap Growth Fund using the same high-quality, high growth philosophy. Oppenheimer Discovery Mid Cap Growth Fund allows our

4 OPPENHEIMER DISCOVERY FUND

clients to continue to benefit from a portfolio that seeks to invest in high-quality, fast-growing companies as they move up the market capitalization spectrum.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

The macroeconomic environment is characterized by modest economic expansion, flat aggregate profit growth and increased merger and acquisition activity. We believe that this is an environment that favors growth companies and are optimistic regarding the Fund’s investment strategy. Our focus on well-established, higher quality growth companies has the potential to provide both upside participation and a degree of downside protection over the long term.

Ronald J. Zibelli, Jr., CFA
Portfolio Manager

Ash Shah, CFA
Portfolio Manager

5 OPPENHEIMER DISCOVERY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Ultimate Software Group, Inc. (The)	2.7%
CoStar Group, Inc.	2.5
Bright Horizons Family Solutions, Inc.	2.4
Guidewire Software, Inc.	2.3
Monolithic Power Systems, Inc.	2.3
Lennox International, Inc.	2.1
VCA, Inc.	2.0
A.O. Smith Corp.	2.0
MarketAxess Holdings, Inc.	2.0
Tyler Technologies, Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	17.4%
Health Care Equipment & Supplies	8.7
Health Care Providers & Services	7.2
Building Products	6.3
Semiconductors & Semiconductor Equipment	4.9
Internet Software & Services	4.8
Hotels, Restaurants & Leisure	4.7
Textiles, Apparel & Luxury Goods	4.4
Specialty Retail	4.1
Commercial Banks	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2016, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	-4.47%	-10.57%	7.26%	6.64%
Class B (ODIBX)	4/4/94	-4.82	-11.24	6.40	6.14
Class C (ODICX)	10/2/95	-4.83	-11.25	6.43	5.81
Class I (ODIIX)	1/27/12	-4.26	-10.18	10.84*	N/A
Class R (ODINX)	3/1/01	-4.59	-10.81	6.96	6.34
Class Y (ODIYX)	6/1/94	-4.36	-10.37	7.58	6.96

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	-9.96%	-15.71%	6.00%	6.01%
Class B (ODIBX)	4/4/94	-9.19	-15.32	6.13	6.14
Class C (ODICX)	10/2/95	-5.71	-12.07	6.43	5.81
Class I (ODIIX)	1/27/12	-4.26	-10.18	10.84*	N/A
Class R (ODINX)	3/1/01	-4.59	-10.81	6.96	6.34
Class Y (ODIYX)	6/1/94	-4.36	-10.37	7.58	6.96

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 2000 Growth Index, the Russell 2000 Index and the S&P 500 Index. The Russell 2000 Growth Index is an index of those companies among the 2,000 smallest companies in the Russell 3000 Index that have higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a capitalization-weighted index of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based

7 OPPENHEIMER DISCOVERY FUND

on total market capitalization. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar Small Growth Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar Small Growth Funds Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 3/31/16, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Small Growth Funds category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER DISCOVERY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER DISCOVERY FUND

Actual	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During 6 Months Ended March 31, 2016
Class A	$ 1,000.00	$ 955.30	$ 5.44
Class B	1,000.00	951.80	9.17
Class C	1,000.00	951.70	9.17
Class I	1,000.00	957.40	3.33
Class R	1,000.00	954.10	6.72
Class Y	1,000.00	956.40	4.26

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.45	5.62
Class B	1,000.00	1,015.65	9.47
Class C	1,000.00	1,015.65	9.47
Class I	1,000.00	1,021.60	3.44
Class R	1,000.00	1,018.15	6.94
Class Y	1,000.00	1,020.65	4.40

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.11%
Class B	1.87
Class C	1.87
Class I	0.68
Class R	1.37
Class Y	0.87

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS March 31, 2016 Unaudited

	Shares	Value
Common Stocks—97.8%
Consumer Discretionary—17.9%
Distributors—1.7%
Core-Mark Holding Co., Inc.	215,337	$17,562,886
Pool Corp.	153,490	13,467,212
		31,030,098

Diversified Consumer Services—2.4%
Bright Horizons Family Solutions, Inc.[1]	672,828	43,585,798

Hotels, Restaurants & Leisure—4.7%
Buffalo Wild Wings, Inc.[1]	50,210	7,437,105
Dave & Buster’s Entertainment, Inc.[1]	636,350	24,677,653
Papa John’s International, Inc.	287,750	15,593,173
Popeyes Louisiana Kitchen, Inc.[1]	174,420	9,080,305
Texas Roadhouse, Inc., Cl. A	264,400	11,522,552
Vail Resorts, Inc.	103,800	13,878,060
Wingstop, Inc.[1]	195,290	4,429,177
		86,618,025

Household Durables—0.4%
WCI Communities, Inc.[1]	445,150	8,270,887

Internet & Catalog Retail—0.2%
Wayfair, Inc., Cl. A1	107,000	4,624,540

Specialty Retail—4.1%
Burlington Stores, Inc.[1]	388,620	21,855,989
Lithia Motors, Inc., Cl. A	259,370	22,650,782
Michaels Cos., Inc. (The)[1]	527,400	14,751,378
Monro Muffler Brake, Inc.	212,010	15,152,355
		74,410,504

Textiles, Apparel & Luxury Goods—4.4%
Columbia Sportswear Co.	223,660	13,439,729
G-III Apparel Group Ltd.[1]	488,594	23,887,361
Kate Spade & Co.[1]	540,910	13,804,023
Skechers USA, Inc., Cl. A1	572,673	17,437,893

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Steven Madden Ltd.[1]	317,910	$11,775,386
		80,344,392

Consumer Staples—2.3%
Food & Staples Retailing—0.7%
Casey’s General Stores, Inc.	108,270	12,269,156

Food Products—1.6%
J&J Snack Foods Corp.	126,154	13,659,955
Snyder’s-Lance, Inc.	530,770	16,708,640
		30,368,595

Energy—1.4%
Oil, Gas & Consumable Fuels—1.4%
Diamondback Energy, Inc.[1]	244,589	18,877,379
Parsley Energy, Inc., Cl. A1	282,234	6,378,488
		25,255,867

Financials—7.9%
Capital Markets—0.5%
Cohen & Steers, Inc.	233,730	9,096,772

Commercial Banks—3.6%
Pinnacle Financial Partners, Inc.	306,700	15,046,702
PrivateBancorp, Inc.	387,210	14,946,306
Signature Bank[1]	100,639	13,698,981
Western Alliance Bancorp[1]	653,060	21,799,143
		65,491,132

Diversified Financial Services—2.0%
MarketAxess Holdings, Inc.	287,382	35,873,895

Real Estate Investment Trusts (REITs)—1.8%
CoreSite Realty Corp.	269,340	18,856,493
CubeSmart	295,380	9,836,154
CyrusOne, Inc.	102,300	4,669,995
		33,362,642

Health Care—21.9%
Biotechnology—1.7%
Dyax Corp.[1,2]	214,640	2,146
Neurocrine Biosciences, Inc.[1]	266,440	10,537,702
Repligen Corp.[1]	445,220	11,940,801

11 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Ultragenyx Pharmaceutical, Inc.[1]	142,000	$8,990,020
		31,470,669

Health Care Equipment & Supplies—8.7%
ABIOMED, Inc.[1]	140,370	13,308,480
Cantel Medical Corp.	433,173	30,911,225
DexCom, Inc.[1]	238,088	16,168,556
Inogen, Inc.[1]	355,299	15,981,349
Integra LifeSciences Holdings Corp.[1]	273,840	18,445,862
K2M Group Holdings, Inc.[1]	246,350	3,653,370
Merit Medical Systems, Inc.[1]	497,710	9,202,658
Neogen Corp.[1]	240,070	12,087,525
NuVasive, Inc.[1]	223,700	10,883,005
STERIS plc	102,350	7,271,968
West Pharmaceutical Services, Inc.	301,095	20,871,905
		158,785,903

Health Care Providers & Services—7.2%
Acadia Healthcare Co., Inc.[1]	495,467	27,305,186
Amsurg Corp.[1]	262,790	19,604,134
Centene Corp.[1]	349,820	21,538,417
Diplomat Pharmacy, Inc.[1]	326,770	8,953,498
HealthEquity, Inc.[1]	697,880	17,216,700
VCA, Inc.[1]	651,430	37,580,997
		132,198,932

Health Care Technology—1.6%
Omnicell, Inc.[1]	169,963	4,736,869
Press Ganey Holdings, Inc.[1]	305,560	9,191,245
Veeva Systems, Inc., Cl. A1	593,723	14,866,824
		28,794,938

Life Sciences Tools & Services—1.9%
Cambrex Corp.[1]	150,270	6,611,880
ICON plc[1]	228,230	17,140,073
INC Research Holdings, Inc., Cl. A1	271,886	11,204,422
		34,956,375

Pharmaceuticals—0.8%
Depomed, Inc.[1]	345,506	4,812,898

	Shares	Value
Pharmaceuticals (Continued)
Prestige Brands Holdings, Inc.[1]	175,310	$9,359,801
		14,172,699

Industrials—14.7%
Airlines—1.4%
Allegiant Travel Co., Cl. A	146,905	26,157,904

Building Products—6.3%
A.O. Smith Corp.	476,282	36,345,079
American Woodmark Corp.[1]	132,735	9,900,704
Apogee Enterprises, Inc.	308,960	13,560,254
Lennox International, Inc.	277,930	37,573,357
Masonite International Corp.[1]	270,520	17,719,060
		115,098,454

Commercial Services & Supplies—0.8%
Healthcare Services Group, Inc.	399,700	14,712,957

Construction & Engineering—0.5%
Dycom Industries, Inc.[1]	144,450	9,341,582

Machinery—2.6%
Astec Industries, Inc.	294,090	13,725,180
Graco, Inc.	107,380	9,015,625
John Bean Technologies Corp.	161,350	9,101,753
Middleby Corp. (The)[1]	116,673	12,457,176
Proto Labs, Inc.[1]	58,050	4,475,075
		48,774,809

Professional Services—1.3%
On Assignment, Inc.[1]	258,530	9,544,928
TransUnion[1]	493,790	13,633,542
		23,178,470

Trading Companies & Distributors—1.8%
Beacon Roofing Supply, Inc.[1]	362,880	14,881,709
Watsco, Inc.	134,080	18,065,939
		32,947,648

12 OPPENHEIMER DISCOVERY FUND

	Shares	Value
Information Technology—28.8%
Internet Software & Services—4.8%
Benefitfocus, Inc.[1]	377,220	$12,580,287
CoStar Group, Inc.[1]	245,310	46,159,983
Q2 Holdings, Inc.[1]	144,004	3,461,856
Shopify, Inc., Cl. A1	482,200	13,602,862
WebMD Health Corp., Cl. A1	186,510	11,681,121
		87,486,109

IT Services—1.7%
EPAM Systems, Inc.[1]	140,430	10,485,908
ExlService Holdings, Inc.[1]	216,250	11,201,750
Heartland Payment Systems, Inc.	95,100	9,183,807
		30,871,465

Semiconductors & Semiconductor Equipment—4.9%
Cavium, Inc.[1]	502,710	30,745,744
Microsemi Corp.[1]	458,940	17,581,991
Monolithic Power Systems, Inc.	654,903	41,678,028
		90,005,763

Software—17.4%
Ellie Mae, Inc.[1]	260,460	23,608,095
Globant SA1	729,841	22,522,893
Guidewire Software, Inc.[1]	769,752	41,936,089
HubSpot, Inc.[1]	713,873	31,139,140
Imperva, Inc.[1]	192,670	9,729,835
Manhattan Associates, Inc.[1]	441,560	25,111,517
Paycom Software, Inc.[1]	575,410	20,484,596

	Shares	Value
Software (Continued)
Paylocity Holding Corp.[1]	903,050	$ 29,565,857
Proofpoint, Inc.[1]	597,731	32,145,973
Tyler Technologies, Inc.[1]	267,560	34,410,892
Ultimate Software Group, Inc. (The)[1]	253,382	49,029,417
		319,684,304

Materials—2.9%
Construction Materials—1.8%
Headwaters, Inc.[1]	806,140	15,993,818
US Concrete, Inc.[1]	283,650	16,899,867
		32,893,685

Containers & Packaging—1.1%
Berry Plastics Group, Inc.[1]	582,140	21,044,361
Total Common Stocks (Cost $1,435,539,120)		1,793,179,330

Investment Company—2.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.46%[3,4] (Cost $39,426,177)	39,426,177	39,426,177

Total Investments, at Value (Cost $1,474,965,297)	100.0%	1,832,605,507
Net Other Assets (Liabilities)	0.0	107,295

Net Assets	100.0%	$1,832,712,802

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security received as the result of issuer reorganization.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares March 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	103,491,399	331,206,514	395,271,736	39,426,177

13       OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$39,426,177	$101,460

See accompanying Notes to Financial Statements.

14 OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,435,539,120)	$1,793,179,330
Affiliated companies (cost $39,426,177)	39,426,177

1,832,605,507

Cash	997,419

Receivables and other assets:
Investments sold	36,015,852
Shares of beneficial interest sold	1,978,795
Dividends	583,568
Other	145,230

Total assets	1,872,326,371

Liabilities
Payables and other liabilities:
Investments purchased	35,610,154
Shares of beneficial interest redeemed	3,370,349
Trustees’ compensation	305,087
Distribution and service plan fees	276,993
Shareholder communications	22,189
Other	28,797

Total liabilities	39,613,569

Net Assets	$1,832,712,802

Composition of Net Assets
Par value of shares of beneficial interest	$28,785

Additional paid-in capital	1,519,294,157

Accumulated net investment loss	(18,538,542)

Accumulated net realized loss on investments	(25,711,808)

Net unrealized appreciation on investments	357,640,210

Net Assets	$1,832,712,802

15 OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,135,636,550 and 17,790,290 shares of beneficial interest outstanding)	$63.83
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$67.72

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,066,174 and 442,875 shares of beneficial interest outstanding)	$47.57

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,638,226 and 2,812,882 shares of beneficial interest outstanding)	$49.29

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $80,564,190 and 1,133,330 shares of beneficial interest outstanding)	$71.09

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,849,107 and 795,604 shares of beneficial interest outstanding)	$60.14

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $408,958,555 and 5,809,859 shares of beneficial interest outstanding)	$70.39

See accompanying Notes to Financial Statements.

16 OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2016 Unaudited

Investment Income
Dividends:
Unaffiliated companies	$3,120,032
Affiliated companies	101,460

Interest	1,047

Total investment income	3,222,539

Expenses
Management fees	6,138,499

Distribution and service plan fees:
Class A	1,414,879
Class B	122,985
Class C	731,429
Class R	123,748

Transfer and shareholder servicing agent fees:
Class A	1,304,353
Class B	27,239
Class C	161,657
Class I	11,526
Class R	54,708
Class Y	479,705

Shareholder communications:
Class A	19,096
Class B	1,322
Class C	2,524
Class I	189
Class R	479
Class Y	3,594

Trustees’ compensation	20,542

Borrowing fees	18,089

Custodian fees and expenses	5,437

Other	35,605

Total expenses	10,677,605
Less waivers and reimbursements of expenses	(33,082)

Net expenses	10,644,523

Net Investment Loss	(7,421,984)

Realized and Unrealized Gain (Loss)
Net realized gain on unaffiliated companies	1,867,479

Net change in unrealized appreciation/depreciation on investments	(86,057,533)

Net Decrease in Net Assets Resulting from Operations	$(91,612,038)

See accompanying Notes to Financial Statements.

17 OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS Unaudited

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment loss	$(7,421,984)	$(14,278,606)

Net realized gain	1,867,479	164,505,267

Net change in unrealized appreciation/depreciation	(86,057,533)	12,833,786

Net increase (decrease) in net assets resulting from operations	(91,612,038)	163,060,447

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(79,972,975)	(118,870,223)
Class B	(2,221,460)	(4,969,299)
Class C	(12,663,603)	(18,860,323)
Class I	(4,432,572)	(4,490,360)
Class R	(3,527,465)	(5,339,440)
Class Y	(27,447,423)	(37,400,883)

	(130,265,498)	(189,930,528)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	27,442,791	(1,977,369)
Class B	(4,818,522)	(15,251,132)
Class C	2,709,496	(1,373,812)
Class I	12,100,066	24,458,429
Class R	1,288,501	(1,667,598)
Class Y	3,565,906	22,074,184

	42,288,238	26,262,702

Net Assets
Total decrease	(179,589,298)	(607,379)

Beginning of period	2,012,302,100	2,012,909,479

End of period (including accumulated net investment loss of $18,538,542 and $11,116,558, respectively)	$1,832,712,802	$2,012,302,100

See accompanying Notes to Financial Statements.

18 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$71.30	$72.35	$79.80	$65.78	$52.70	$47.67

Income (loss) from investment operations:
Net investment loss[2]	(0.26)	(0.49)[3]	(0.66)	(0.47)	(0.35)[4]	(0.62)
Net realized and unrealized gain (loss)	(2.57)	6.45	(0.80)	18.89	16.61	5.65

Total from investment operations	(2.83)	5.96	(1.46)	18.42	16.26	5.03

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.64)	(7.01)	(5.99)	(4.40)	(3.18)	0.00

Net asset value, end of period	$63.83	$71.30	$72.35	$79.80	$65.78	$52.70

Total Return, at Net Asset Value[5]	(4.47)%	8.43%	(2.21)%	30.58%	31.86%	10.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,135,637	$1,244,242	$1,258,537	$1,517,368	$1,142,202	$822,073

Average net assets (in thousands)	$1,186,340	$1,334,300	$1,469,328	$1,259,365	$1,002,017	$930,632

Ratios to average net assets:[6]
Net investment loss	(0.77)%	(0.66)%[3]	(0.87)%	(0.70)%	(0.58)%[4]	(1.04)%
Expenses excluding specific expenses listed below	1.11%	1.10%	1.12%	1.24%	1.29%	1.30%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.11%	1.10%	1.12%	1.24%	1.29%	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.10%	1.12%	1.22%	1.24%	1.30%

Portfolio turnover rate	40%	88%	87%	86%	100%	112%

19 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

4. Net investment loss per share and the net investment loss ratio include $0.23 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.11%
Year Ended September 30, 2015	1.10%
Year Ended September 30, 2014	1.12%
Year Ended September 30, 2013	1.24%
Year Ended September 28, 2012	1.29%
Year Ended September 30, 2011	1.30%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER DISCOVERY FUND

Class B	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$54.47	$57.21	$64.82	$54.73	$44.67	$40.72

Income (loss) from investment operations:
Net investment loss[2]	(0.39)	(0.81)[3]	(1.05)	(0.82)	(0.72)[4]	(0.92)
Net realized and unrealized gain (loss)	(1.87)	5.08	(0.57)	15.31	13.96	4.87

Total from investment operations	(2.26)	4.27	(1.62)	14.49	13.24	3.95

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.64)	(7.01)	(5.99)	(4.40)	(3.18)	0.00

Net asset value, end of period	$47.57	$54.47	$57.21	$64.82	$54.73	$44.67

Total Return, at Net Asset Value[5]	(4.82)%	7.59%	(2.96)%	29.48%	30.73%	9.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,066	$29,323	$45,662	$69,220	$70,099	$65,720

Average net assets (in thousands)	$24,735	$38,598	$59,224	$64,723	$69,972	$86,703

Ratios to average net assets:[6]
Net investment loss	(1.54)%	(1.40)%[3]	(1.71)%	(1.52)%	(1.44)%[4]	(1.84)%
Expenses excluding specific expenses listed below	1.87%	1.86%	1.96%	2.21%	2.30%	2.35%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.87%	1.86%	1.96%	2.21%	2.30%	2.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.86%	1.96%	2.05%	2.07%	2.08%

Portfolio turnover rate	40%	88%	87%	86%	100%	112%

21 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.08 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

4. Net investment loss per share and the net investment loss ratio include $0.19 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.87%
Year Ended September 30, 2015	1.86%
Year Ended September 30, 2014	1.96%
Year Ended September 30, 2013	2.21%
Year Ended September 28, 2012	2.30%
Year Ended September 30, 2011	2.35%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER DISCOVERY FUND

Class C	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$56.27	$58.89	$66.50	$56.01	$45.63	$41.60

Income (loss) from investment operations:
Net investment loss[2]	(0.39)	(0.84)[3]	(1.02)	(0.83)	(0.71)[4]	(0.92)
Net realized and unrealized gain (loss)	(1.95)	5.23	(0.60)	15.72	14.27	4.95

Total from investment operations	(2.34)	4.39	(1.62)	14.89	13.56	4.03

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.64)	(7.01)	(5.99)	(4.40)	(3.18)	0.00

Net asset value, end of period	$49.29	$56.27	$58.89	$66.50	$56.01	$45.63

Total Return, at Net Asset Value[5]	(4.83)%	7.62%	(2.94)%	29.54%	30.83%	9.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,638	$156,114	$163,675	$191,061	$142,944	$108,443

Average net assets (in thousands)	$147,015	$169,437	$187,330	$158,132	$127,254	$117,476

Ratios to average net assets:[6]
Net investment loss	(1.53)%	(1.41)%[3]	(1.62)%	(1.49)%	(1.38)%[4]	(1.80)%
Expenses excluding specific expenses listed below	1.87%	1.86%	1.88%	2.00%	2.07%	2.11%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.87%	1.86%	1.88%	2.00%	2.07%	2.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.86%	1.88%	2.00%	2.04%	2.05%

Portfolio turnover rate	40%	88%	87%	86%	100%	112%

23 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.08 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

4. Net investment loss per share and the net investment loss ratio include $0.20 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.87%
Year Ended September 30, 2015	1.86%
Year Ended September 30, 2014	1.88%
Year Ended September 30, 2013	2.00%
Year Ended September 28, 2012	2.07%
Year Ended September 30, 2011	2.11%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER DISCOVERY FUND

Class I	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$78.73	$78.88	$86.11	$70.26	$61.45

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.12)	(0.19)[4]	(0.34)	(0.21)	0.06[5]
Net realized and unrealized gain (loss)	(2.88)	7.05	(0.90)	20.46	8.75

Total from investment operations	(3.00)	6.86	(1.24)	20.25	8.81

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.64)	(7.01)	(5.99)	(4.40)	0.00

Net asset value, end of period	$71.09	$78.73	$78.88	$86.11	$70.26

Total Return, at Net Asset Value[6]	(4.26)%	8.88%	(1.75)%	31.27%	14.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,564	$76,083	$51,668	$48,274	$11

Average net assets (in thousands)	$76,947	$70,840	$51,768	$29,818	$11

Ratios to average net assets:[7]
Net investment income (loss)	(0.33)%	(0.23)%[4]	(0.41)%	(0.29)%	0.13%[5]
Expenses excluding specific expenses listed below	0.68%	0.67%	0.67%	0.68%	0.69%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%

Total expenses[9]	0.68%	0.67%	0.67%	0.68%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.67%	0.67%	0.68%	0.69%

Portfolio turnover rate	40%	88%	87%	86%	100%

25 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment loss per share and the net investment loss ratio include $0.11 and 0.20%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

5. Net investment loss per share and the net investment loss ratio include $0.25 and 0.57%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

6. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

7. Annualized for periods less than one full year.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.68%
Year Ended September 30, 2015	0.67%
Year Ended September 30, 2014	0.67%
Year Ended September 30, 2013	0.68%
Period Ended September 28, 2012	0.69%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER DISCOVERY FUND

Class R	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$67.52	$69.02	$76.59	$63.51	$51.12	$46.36

Income (loss) from investment operations:
Net investment loss[2]	(0.32)	(0.65)[3]	(0.83)	(0.65)	(0.51)[4]	(0.74)
Net realized and unrealized gain (loss)	(2.42)	6.16	(0.75)	18.13	16.08	5.50

Total from investment operations	(2.74)	5.51	(1.58)	17.48	15.57	4.76

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.64)	(7.01)	(5.99)	(4.40)	(3.18)	0.00

Net asset value, end of period	$60.14	$67.52	$69.02	$76.59	$63.51	$51.12

Total Return, at Net Asset Value[5]	(4.59)%	8.13%	(2.45)%	30.17%	31.49%	10.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,849	$52,500	$55,092	$62,994	$44,516	$34,945

Average net assets (in thousands)	$49,753	$56,234	$62,176	$50,464	$40,753	$36,695

Ratios to average net assets:[6]
Net investment loss	(1.03)%	(0.91)%[3]	(1.14)%	(1.01)%	(0.89)%[4]	(1.29)%
Expenses excluding specific expenses listed below	1.37%	1.36%	1.39%	1.51%	1.55%	1.55%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	1.37%	1.36%	1.39%	1.51%	1.55%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.37%	1.36%	1.39%	1.51%	1.54%	1.54%

Portfolio turnover rate	40%	88%	87%	86%	100%	112%

27 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.10 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

4. Net investment loss per share and the net investment loss ratio include $0.22 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	1.37%
Year Ended September 30, 2015	1.36%
Year Ended September 30, 2014	1.39%
Year Ended September 30, 2013	1.51%
Year Ended September 28, 2012	1.55%
Year Ended September 30, 2011	1.55%

See accompanying Notes to Financial Statements.

28 OPPENHEIMER DISCOVERY FUND

Class Y	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$78.08	$78.42	$85.80	$70.16	$55.83	$50.30

Income (loss) from investment operations:
Net investment loss[2]	(0.19)	(0.35)[3]	(0.50)	(0.31)	(0.11)[4]	(0.38)
Net realized and unrealized gain (loss)	(2.86)	7.02	(0.89)	20.35	17.62	5.91

Total from investment operations	(3.05)	6.67	(1.39)	20.04	17.51	5.53

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.64)	(7.01)	(5.99)	(4.40)	(3.18)	0.00

Net asset value, end of period	$70.39	$78.08	$78.42	$85.80	$70.16	$55.83

Total Return, at Net Asset Value[5]	(4.36)%	8.69%	(1.96)%	30.99%	32.34%	11.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$408,959	$454,040	$438,275	$401,949	$157,892	$75,912

Average net assets (in thousands)	$436,175	$449,539	$467,755	$271,295	$110,845	$61,766

Ratios to average net assets:[6]
Net investment loss	(0.53)%	(0.42)%[3]	(0.61)%	(0.43)%	(0.17)%[4]	(0.60)%
Expenses excluding specific expenses listed below	0.87%	0.86%	0.87%	0.91%	0.90%	0.86%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%	0.00%

Total expenses[8]	0.87%	0.86%	0.87%	0.91%	0.90%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.86%	0.87%	0.91%	0.90%	0.86%

Portfolio turnover rate	40%	88%	87%	86%	100%	112%

29 OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.11 and 0.13%, respectively, resulting from a special dividend from HSN, Inc. in February 2015.

4. Net investment loss per share and the net investment loss ratio include $0.25 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2016	0.87%
Year Ended September 30, 2015	0.86%
Year Ended September 30, 2014	0.87%
Year Ended September 30, 2013	0.91%
Year Ended September 28, 2012	0.90%
Year Ended September 30, 2011	0.86%

See accompanying Notes to Financial Statements.

30 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2016 Unaudited

1. Organization

Oppenheimer Discovery Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2.Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

31 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

32 OPPENHEIMER DISCOVERY FUND

2. Significant Accounting Policies (Continued)

enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended September 30, 2015, the Fund utilized $18,358,259 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended September 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$18,358,259

Of these losses, $18,358,259 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $18,358,259 per year.

At period end, it is estimated that the capital loss carryforwards would be $16,490,780 expiring by 2016. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $1,867,479 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

33 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,484,789,548

Gross unrealized appreciation	$386,737,492
Gross unrealized depreciation	(38,921,533)

Net unrealized appreciation	$347,815,959

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal

34 OPPENHEIMER DISCOVERY FUND

3. Securities Valuation (Continued)

exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
securities

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through

35 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered are not assigned a level, without consideration as to the classification level of

36 OPPENHEIMER DISCOVERY FUND

3. Securities Valuation (Continued)

the specific investments held by the Underlying Funds.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$328,884,244	$—	$—	$328,884,244
Consumer Staples	42,637,751	—	—	42,637,751
Energy	25,255,867	—	—	25,255,867
Financials	143,824,441	—	—	143,824,441
Health Care	400,377,370	2,146	—	400,379,516
Industrials	270,211,824	—	—	270,211,824
Information Technology	528,047,641	—	—	528,047,641
Materials	53,938,046	—	—	53,938,046
Investment Company	39,426,177	—	—	39,426,177

Total Assets	$1,832,603,361	$2,146	$—	$1,832,605,507

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted

37 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

38 OPPENHEIMER DISCOVERY FUND

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	859,464	$57,500,656	1,438,655	$108,394,470
Dividends and/or distributions reinvested	1,128,387	78,163,357	1,657,187	115,903,648
Redeemed	(1,647,662)	(108,221,222)	(3,041,232)	(226,275,487)

Net increase (decrease)	340,189	$27,442,791	54,610	$(1,977,369)

Class B
Sold	2,527	$132,424	9,627	$561,865
Dividends and/or distributions reinvested	42,603	2,204,295	91,813	4,935,863
Redeemed	(140,627)	(7,155,241)	(361,169)	(20,748,860)

Net decrease	(95,497)	$(4,818,522)	(259,729)	$(15,251,132)

Class C
Sold	120,141	$6,226,081	254,157	$15,171,968
Dividends and/or distributions reinvested	229,854	12,322,496	328,255	18,231,290
Redeemed	(311,269)	(15,839,081)	(587,469)	(34,777,070)

Net increase (decrease)	38,726	$2,709,496	(5,057)	$(1,373,812)

Class I
Sold	223,308	$16,054,724	486,755	$38,980,704
Dividends and/or distributions reinvested	57,533	4,431,817	58,340	4,489,219
Redeemed	(113,872)	(8,386,475)	(233,727)	(19,011,494)

Net increase	166,969	$12,100,066	311,368	$24,458,429

Class R
Sold	88,995	$5,611,471	139,489	$9,947,264
Dividends and/or distributions reinvested	51,791	3,382,451	76,908	5,104,370
Redeemed	(122,719)	(7,705,421)	(237,023)	(16,719,232)

Net increase (decrease)	18,067	$1,288,501	(20,626)	$(1,667,598)

39 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	1,159,818	$86,230,933	2,357,847	$195,991,612
Dividends and/or distributions reinvested	352,052	26,868,655	477,507	36,495,880
Redeemed	(1,517,347)	(109,533,682)	(2,608,892)	(210,413,308)

Net increase (decrease)	(5,477)	$3,565,906	226,462	$22,074,184

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$749,510,821	$792,043,391

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $3.5 billion	0.58
Over $5.0 billion	0.55

The Fund’s effective management fee for the reporting period was 0.64% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a

40 OPPENHEIMER DISCOVERY FUND

8. Fees and Other Transactions with Affiliates (Continued)

wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,644
Payments Made to Retired Trustees	28,485
Accumulated Liability as of March 31, 2016	176,026

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

41 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

March 31, 2016	$77,167	$6	$8,835	$2,537

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $33,082 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed

42 OPPENHEIMER DISCOVERY FUND

9. Borrowing and Other Financing (Continued)

separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

43 OPPENHEIMER DISCOVERY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44 OPPENHEIMER DISCOVERY FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Discovery Fund	12/3/15	0.0%	75.1%	24.9%

45 OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

Trustee and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Ronald Zibelli Jr., Vice President
Ash Shah, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

46 OPPENHEIMER DISCOVERY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47 OPPENHEIMER DISCOVERY FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0500.001.0316 May 27, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/13/2016